Exhibit 99.1

SPECIALIZING IN RETURN ON INVENTION Investor Presentation May 2016 1 www.marathonpg.com

CORPORATE OVERVIEW Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Marathon Patent Group, Inc. (“MPG” or “Marathon”) contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities law of the United States, we do not intend to update any of the forward-looking statement to conform these statements to actual results. Forecast All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products. This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable. 2

CORPORATE OVERVIEW Patent acquisition and monetization company that generates revenue through diverse patent licensing programs across multiple industries. Company Snapshot As of 5/10/16 Marathon subsidiaries collectively owned 327 U.S. and foreign patents, 11 patent applications and had 22 active defendants As of 5/10/2016, Marathon had $26.5 million in cash and year-to-date revenue exceeded $35 million, compared to full-year 2015 revenue of $19 million and 2014 revenue of $21.4M Highly scalable business model – only 9 fulltime employees Highly skilled management team with outstanding track record of success in patent asset monetization As of 5/13/2016, ROTH Capital Partners rated shares of Marathon a “BUY” with a Price Target of $6.00 and Northland Securities rated shares of Marathon “Outperform” with a Price Target of $5.25 On May 24, 2016, Marathon announced that its board of directors authorized the repurchase of up to $2 million of Marathon’s common stock. Exchange: NASDAQ Ticker: MARA Common Shares: 15M (Approx.) Market Cap: $34M Share Price (5/17/16): $2.25 52-Week Range: $1.29 – $5.62 Avg. Daily Volume (3 Mo): 75,000 Headquarters: Los Angeles, CA Employees: 9 Founded: 2012 3

CORPORATE OVERVIEW Deal flow given management team’s stature in the industry Sophisticated process - proprietary database/analytics - for valuing patent assets Highly-scalable business model allows for concurrent multiple revenue streams without significant increases in overhead Seven (7) subsidiaries holding patent assets with active enforcement campaigns. Seventeen (17) subsidiaries have generated revenue to date. Six (6) portfolios have generated a net positive return in excess of the cost to acquire and enforce the portfolio Model allows for low cash operating expenses with historical norms of approximately $1.2 - $1.5M per quarter. Gross margins of approximately 45-55% Diversified base of licensing and enforcement campaigns can provide quarterly revenue while allowing for potential larger revenue producing settlements Business Model 4

CORPORATE OVERVIEW

# Management Team

| | |
|---|---|
| **Doug Croxall**<br>CEO & Chairman<br>*12 years experience in patent licensing* | Previously CEO & owner of LVL Patent Group, a patent enforcement entity /Chairman & CEO of Firepond (NASDAQ: FIRE), a configuration software company with a patent portfolio enforced by IPNav for approximately $100 million in gross revenues |
| **Frank Knuettel II**<br>CFO<br>*12 years experience in patent licensing* | Previously the Managing Director and CFO of Greyhound IP, a patent enforcement entity / CFO of IP Commerce, InfoSearch Media (ISHM) and Internet Machines |
| **Erich Spangenberg**<br>Dir. of Acquisitions, Licensing and Strategy<br>*12 years experience in patent licensing* | Spangenberg is the founder and former CEO of IP Navigation Group (IPNav). He is also the founder and former CEO of nXn Partners (predictive analytics). |
| **Umesh Jani**<br>CTO & SVP Patent Licensing<br>*11 years experience in patent licensing* | Served as VP and joint-CTO of IPNav; Founder of Patent Litigation Support, Inc. / Experienced in patent monetization, strategic analysis, investment strategy and technology |
| **Rick Sanchez**<br>EVP Licensing and IP Counsel<br>*10 years experience in patent licensing* | Previously a Director at IPNav / Experienced in patent monetization, litigation, prosecution, and asset development |

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PATENT ACTIVITY

# Recent Patent Enforcement Success

- In May 2016, Dynamic Advances (a Marathon subsidiary) generated $24.9 million in a settlement of a patent infringement case regarding natural language processing – first of multiple potential licenses
- In May 2016, Marathon's subsidiary, Orthophoenix LLC, entered into a license agreement with Titanium2Bone, Inc.
- In April 2016, Marathon's subsidiary, TLI Communications GmbH, won a first instance patent infringement ruling including injunctive relief against Yahoo! Inc. and Pinterest Germany GmbH. Parallel proceedings are pending against Tumblr, Inc., Pinterest, Inc., Box Inc., and Box.com (UK) Ltd.
- In April 2016, Marathon's subsidiary, Orthophoenix, LLC, licenses patents to DFINE, Inc. and also to Stryker

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PATENT PORTFOLIO Dynamic Advances The patented ideas cover natural language processing Generated $24.9 million to settle a patent infringement case regarding natural language processing First of multiple expected licenses Signal IP The patented ideas cover automotive safety, vehicle collision avoidance and communications systems Fiat Chrysler case in Eastern District of Michigan expected June 12, 2017 TLI Communications / TLI Communications GmbH The patented ideas cover the capture, classification, transmission, and organization of digital images Largest Active Subsidiaries 7

PATENT PORTFOLIO Multiple potential licensees – currently have 22 defendants Marathon currently has one (1) defendant scheduled for Markman Hearing in 2016 Marathon currently has four (4) defendants scheduled for trial in 2016 Diversification Within The Asset Class Revenue Diversification Medical Tech: 42% Data Transaction Processing: 11% Mobile Handset Technology: 10% Data Management: 9% Network Management: 8% Automotive related technology: 5% PBX Networks: 5% Percentage of Patents by Technology Sector Patents by Geography Wireless Communications: 3% Network Security: 1% Collaborative systems: 1% Packet Switching Networks: 1% Distributed Systems: 1% Natural Language Processing: 1% ERP: 1% Enforcement Stage at Time of Acquisition Pre-Enforcement Commencement Post-Enforcement Commencement United States Foreign 8 57% 43% 62% 38%

SUMMARY Advantages of Pursuing Patent Infringement Campaigns in Europe 9 Court ordered injunctions are available and are a powerful weapon against infringing parties Lack of 101 challenges – challenging the validity of a patent based on eligible subject matter. In the U.S., the 2014 supreme court ruling, Alice v. CLS Bank, has resulted in many software and business-method patents being invalidated Lack of inter partes review or IPR - a procedure to challenge the validity of patent claims. Since being instituted in 2012 as part of the America Invents Act (AIA), IPR’s have resulted in many patents being invalidated The issues of infringement and validity are considered separately, consequently a favorable decision on infringement can be obtained before validity is even considered The patent litigation process in Europe tends to be quicker and less expensive than in the United States

Marathon Subsidiary Technology Defendant Date District Event Signal Automotive Fiat / Chrysler 7/11/16 EDMI Markman Signal Automotive Fiat / Chrysler 6/12/17 (estimate) EDMI Trial COURT DATES U.S. Court Dates 2016-2017 10 Foreign Court Dates 2016-2017 Marathon Subsidiary Technology Defendant Case Type Instance Patents In Suit Oral Hearing Date TLI Communications GMBH Digital Images Pinterest Inc. Infringement 1st EP0814611 07/7/16 TLI Communications GMBH Digital Images Tumblr Infringement 1st EP0814611 07/7/16 TLI Communications GMBH Digital Images Box.com (UK) Ltd. Infringement 1st EP0814611 08/18/16 TLI Communications GMBH Digital Images Yahoo! Inc. Nullity 1st EP0814611 (DE 597 08 043) 11/17/16 Medtech Vascular Implants ulrich GmbH & Co. KG Infringement 1st EP 1 104 260 B2 11/23/16

IP Commercialization

# IP Commercialization Subsidiary / 3D Nanocolor

- In March 2016, Marathon announced the formation of a new IP commercialization subsidiary, 3D Nanocolor Corp.
- The research behind 3D Nanocolor's SmartGlass technology was developed at, and acquired form HP, Inc.
- 3D Nanocolor is led by two former HP senior engineering and business development managers
- Marathon has been told by HP that somewhere in the $20 million - $30 million range has previously been spent on 3D Nanocolor R&D.
- The Smart Glass and Window Market is estimated at US $2.2 billion in 2014 and is expected to exceed US $6 billion by 2021



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IP Commercialization

# 3D Nanocolor

- Key differences to incumbent Electrochromic (EC) glass technology for windows:
  - 3D Nanocolor's high quality changeable film can be retro-fitted on existing glass compared to EC requiring complete replacement
  - 3D Nanocolor's technology allows different colors including multiple colors in the same film. EC glass has only one color capability (blue/green hue)
  - 3D Nanocolor's film allows glass color to be fully switched in approximately 1 second compared to 30-300 seconds for EC
  - 3D Nanocolor's Roll-to-Roll manufacturing lowers capital costs and manufacturing costs as compared to EC
- Marathon's intention is for 3D Nanocolor to be the model for what could be many future publicly traded spin-out's resulting in dividends of our commercial-ization subsidiaries to Marathon shareholders



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Fiscal Year 2016 2015 2014 2013 Revenues $35.0M to date (Approx) $19.0M $21.4M $3.4M Operating Loss ($25.3M) ($6.2M) ($3.7M) Non-GAAP Operating Loss ($4.5M) $2.6M ($0.6M) GAAP Net Income (Loss) ($16.9M) ($3.1M) ($3.4M) Non-GAAP Net Income (Loss) * ($6.8M) $4.2M ($0.3M) PERFORMANCE Summary Financial Performance 13 * Non-GAAP reconciliation on last page

SUMMARY Non-GAAP Reconciliation 14 INFORMATION ABOUT NON-GAAP FINANCIAL MEASURES. As used herein, "GAAP“ refers to accounting principles generally accepted in the United States of America. To supplement our consolidated financial statements prepared and presented in accordance with GAAP, this presentation includes financial measures, including (1) non-GAAP net income and (2) non-GAAP Earnings Per Share ("EPS"), that are considered non-GAAP financial measures as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures for internal financial and operational decision making purposes and as a means to evaluate period-to-period comparisons of the performance and results of operations of our core business. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of our core business by excluding non-cash stock compensation charges, non-cash patent amortization charges and excess benefit related non-cash tax expense, that may not be indicative of our recurring core business operating results. These non-GAAP financial measures also facilitate management's internal planning and comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors as they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and are used by our institutional investors and the analyst community to help them analyze the performance and operational results of our core business. F or t he Y e a r E nde d D e c e m be r 31, 2015 F or t he Y e a r E nde d D e c e m be r 31, 2014 F or t he Y e a r E nde d D e c e m be r 31, 2013 N e t i nc om e (l os s ) (16,939,859) (3,153,615) (3,450,335) N on-G A A P A m ort i z a t i on of i nt a ngi bl e a s s e t s & de pre c i a t i on 10,825,164 5,528,280 1,038,505 E qui t y-ba s e d c om pe ns a t i on 3,801,166 3,293,387 2,1 19,273 Be ne fi c i a l Conve rs i on F e a t ure - 1,271,492 - Im pa i rm e nt of Int e l l e c t ua l P rope rt y 5,793,409 - - Im pa i rm e nt of G oodw i l l - 2,144,488 - Cha nge i n E a rn O ut L i a bi l i t y (6,137,1 16) - - N on-c a s h i nt e re s t e xpe ns e 2,220,992 - - D e fe rre d t a x be ne fi t (8,156,448) (4,913,232) - L os s on D e bt Re s t ruc t uri ng a nd E xs t i ngui s hm e nt 1,416,915 - - O t he r 383,328 - - N on-G A A P ne t i nc om e (l os s ) (6,792,449) 4,170,800 (292,557) N on-G A A P Re c onc i l i a t i on W e i ght e d a ve ra ge c om m on s ha re s out s t a ndi ng - ba s i c 14,208,787 1 1,660,879 9,208,386 N on-G A A P ne t i nc om e (l os s ) pe r c om m on s ha re - ba s i c (0.48) $ 0.36 $ (0.03) $

SUMMARY Highly skilled and experienced management team positions Marathon to become a unique outsourced provider of patent monetization initiatives for large corporate patent owners As of 5/10/2016, $26.5 million in cash and year-to-date revenue exceeding $35 million, compared to full-year 2015 revenue of $19 million and 2014 revenue of $21.4M Strong deal flow of patent assets given stature in the industry Low operating expenses / high earnings leverage Stable of top contingency-based attorneys competing for company’s business Commercialization platform enabling company to capitalize on both early and late stage patent lifecycle Stock repurchase plan for of up to $2 million of Marathon’s common stock authorized Marathon Patent Group Highlights 15

CASE STUDIES Researchers at Rensselaer Polytechnic Institute (“RPI”) in NY were granted US Patent 7,177,798 (‘798 patent) titled “Natural language interface using constrained intermediate dictionary of results” RPI sold exclusive license to Dynamic Advances (a private LLC) RPI and Dynamic Advances filed a complaint for patent infringement alleging that Apple infringes and has infringed the ‘798 patent - Among the infringement contentions asserted by plaintiffs are claims that Apple's Siri personal assistant infringes one or more claims of the ’798 Patent Markman Hearing held on April 14, 2014 (claim construction) Apple’s first of three total petitions requesting IPR was denied on April 15, 2014 Marathon’s wholly-owned subsidiary acquired Dynamic Advances on May 2, 2014 On June 12, 2014, Apple’s second and third petitions requesting IPR were denied, additionally on June 12, 2014, the Markman Ruling was issued On January 20, 2015, the Court issued its redacted public order denying all of the parties' pending motions, including Apple's motion for summary judgment and Apple's motion to exclude Plaintiffs' damages expert report Trial date set for May 2, 2016 / analytical model damages estimated to be $429 million / hypothetical negotiation analysis damages estimate between $175 and $200 million Settled $24.9M April 2016 Case Study: Dynamic Advances Versus Apple 16

CASE STUDIES

# Case Study: TLI Communications GmbH

- On September 19, 2014, Marathon purchased all of the interest in TLI Communications LLC, thereby becoming the sole interest holder.
- TLI Communications LLC assigned EP 0 814 611 B1 to TLI Communications GmbH in order to begin enforcement activity in Europe.
- TLI Communications GmbH filed suit against nine technology companies and their foreign counterparts (including Apple, Google, and Facebook) in Munich District Court for infringement of the EP ’611 Patent.
- Six cases remain pending against the U.S. and foreign entities related to Yahoo!(Flickr), Tumblr, Pinterest, and Box.
- The final oral hearing for Yahoo! (Flickr), Pinterest (GmbH), and Tumblr (depending on the Court’s discretion) was held on March 10, 2016
- Two favorable first instance patent infringement rulings issued April 21, 2016 involving the German part of European patent EP 0 814 611 B1 ('patent in dispute') before the Munich District Court I. The rulings include injunctive relief and declaration of liability for damages, as well as the additional grant of claims for a rendering of accounts related to the infringing products.
- The second oral hearing for Pinterest Inc. will be held on July 7, 2016.
- Oral hearings for Box (US & UK) August 18, 2016
- Yahoo! has filed a Nullity action against the EP ’611 Patent (Pinterest has joined Yahoo!’s Nullity action), the Nullity oral hearing is scheduled for November 17, 2016.

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CASE STUDIES

# Case Study: MedTech

- OrthoPhoenix files first six patent infringement lawsuits against orthopedic companies in June 2013.
- As of December 2013, OrthoPhoenix has filed eight patent infringement lawsuits, including one against orthopedic giant Stryker on October 1, 2013.
- On October 10, 2014, Marathon acquired from MedTech certain subsidiaries of MedTech consisting of 100% of the limited liability membership interests of OrthoPhoenix, LLC and TLIF, LLC as well as 100% of the shares of MedTech Development Deutschland GmbH.
- On October 30, 2014, Marathon receives favorable first instance patent infringement ruling involving the German parts of European patent EP 1 938 765 B1 and EP 1 104 260 B2 ('patents in dispute') before the Düsseldorf District Court.
- Rulings include injunctive relief and damages, as well as the additional grant of claims for destruction of the infringing products and information on the distribution chain.
- On November 27, 2014, Marathon's wholly owned subsidiary MedTech Development Deutschland GmbH takes all necessary measures to start enforcement of an injunction against Stryker GmbH & Co. KG ("Stryker Germany").
- Nullity hearings scheduled on EP '260 for 6/16/2015 and EP '765 on 7/21/2015
- On June 19, 2015, Marathon received a favorable ruling in the EP '260 nullity action (all claims valid).
- Settlement May 2016

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19 Marathon Patent Group, Inc. 11100 Santa Monica Blvd. #380 Los Angeles, CA 90025 Phone: 800-804-1690 Fax: 703-224-8801 www.marathonpg.com Jason Assad Phone: 678-570-6791 Email: Jason@marathonpg.com CONTACT Investor Relations